Oxford Lane Capital Corp.	PRESS RELEASE

8 Sound Shore Drive, Suite 255 Greenwich, CT 06830 (203) 983-5275 http://www.oxfordlanecapital.com	Contact: Bruce Rubin 203-983-5280

FOR IMMEDIATE RELEASE

Oxford Lane Capital Corp. Announces Non-Transferable Rights Offering

Greenwich, CT – 01/07/2013 – Oxford Lane Capital Corp. (the “Company”) (NasdaqGS: OXLC) announced today the commencement of a non-transferable rights offering to purchase shares of common stock of the Company (the “Offering”).

The Company will issue non-transferable rights to subscribe for up to 2,522,077 shares of the Company’s common stock to its stockholders of record (“Record Date Stockholders”) on January18, 2013 (the “Record Date”). Record Date Stockholders will receive one non-transferable right for each outstanding share of common stock owned on the Record Date. The rights entitle the holders to purchase one new share of common stock for every two rights held. The subscription price for the common shares offered in the Offering will be $14.50 per share. The Offering will expire on February 15, 2013 at 5:00 p.m., New York City time, unless the Offering is extended. The rights are non-transferable and will not be listed for trading on the NASDAQ Global Select Market or any other stock exchange. The rights may not be purchased or sold and there will not be any market for trading the rights. The shares of common stock to be issued pursuant to the Offering will be listed for trading on the NASDAQ Global Select Market under the symbol “OXLC.” Record Date Stockholders who fully exercise all rights issued to them are entitled to subscribe for additional shares of the Company’s common stock which were not subscribed for by other Record Date Stockholders.

Important Dates:
Record Date:	January 18, 2013
Subscription Period:	from January 18, 2013 to February 15, 2013	(1)
Expiration Date:	February 15, 2013	(1)

(1) Unless the Offering is extended.

The Company intends to use the net proceeds from this offering for acquiring new investments in accordance with its investment objective and for general working capital purposes.

Ladenburg Thalmann & Co. Inc. has been selected by the Company to act as the Dealer Manager for the Offering.

The Company does not currently expect there to be a material change in net asset value per share as of December 31, 2012 compared to the net asset value per share as of September 30, 2012.

Investors should carefully consider the investment objective, risks, and charges and expenses of the Company carefully before investing. This information can be found in the Company’s prospectus supplement, dated January 7, 2013, and the accompanying base prospectus contained therein (collectively, the “Prospectus”), a copy of which may be obtained, when available, by contacting the Information Agent, Georgeson Inc. at (866) 856-4733. An investor should carefully read the Company’s Prospectus before investing. Investors should also carefully consider the risks and other factors relating to this offering set forth in the Company’s Prospectus, including the dilutive effect the offering will have on both the Company’s net asset value per share and the dividends per share the Company will be able to distribute subsequent to completion of the Offering.

A registration statement with respect to the rights and the shares of common stock to be issued upon exercise of the rights has been filed with the Securities and Exchange Commission and has been declared effective.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. The offering may be made only by means of a prospectus, copies of which may be obtained when available from Ladenburg Thalmann & Co. Inc., Attn: Syndicate Department, 58 South Service Road, Suite 160, Melville, NY 11747, (telephone number 631-270-1600).

About Oxford Lane Capital Corp.

Oxford Lane Capital Corp. is a publicly-traded registered closed-end management investment company. It currently seeks to achieve its investment objective of maximizing total return by investing in securitization vehicles which, in turn, primarily invest in senior secured loans made to companies whose debt is unrated or is rated below investment grade.

Forward-Looking Statements

This press release contains forward-looking statements subject to the inherent uncertainties in predicting future results and conditions, including statements with regard to the anticipated use of the net proceeds of the Company’s securities offering. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered to be forward-looking statements. Certain factors could cause actual results and conditions to differ materially from those projected in these forward-looking statements. These factors are identified from time to time in our filings with the Securities and Exchange Commission, including the Prospectus.  We undertake no obligation to update such statements to reflect subsequent events.

For further information regarding the offering please contact the Information Agent:

Georgeson Inc.
199 Water Street, 26th Floor
New York, NY 10038
Toll-free: (866) 856-4733
Broker-dealers and nominees may call (212) 440-9800